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                                                                   EXHIBIT 10.66


                        AMENDMENT NO. 8 dated as of May 14, 1999 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 19, 1996, as amended, among THE KUSHNER-LOCKE COMPANY (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Agent and as Fronting Bank for the Lenders (the "Agent") (as heretofore amended, the "Credit Agreement").

                        INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

     The Borrower has informed the Agent and the Lenders that 800-U.S. SEARCH, a Subsidiary of the Borrower and Guarantor under the Credit Agreement ("US-SEARCH"), proposes to engage in an initial public offering (the "Proposed Offering") of its capital stock. In connection with the Proposed Offering, the Borrower has requested that the Agent and the Lenders (i) release US-SEARCH from its obligations (including, without limitation, the obligations of US-SEARCH as a Guarantor) under the Credit Agreement, (ii) release their Lien in the assets of US-SEARCH and the capital stock of US-SEARCH currently held by the Borrower and (iii) make certain other modifications to the Credit Agreement.

     The Borrower, the Guarantors, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date (as hereinafter defined) as follows:


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     (A)  Section 2.6 of the Credit Agreement is hereby amended by adding the following clause (d) at the end thereof:

          "(d) The Commitments shall be permanently reduced by an amount equal to 50% of Net Cash Proceeds of any sale, transfer or other disposition of shares of capital stock of US-SEARCH held by a Credit Party, which sale, transfer or other disposition occurs subsequent to the completion of the Proposed Offering (as defined in Amendment No. 8 to the Credit Agreement); provided, that the Commitments shall not be reduced by more than $15 million in the aggregate in connection with this Section 2.6(d). Such reduction(s) in the Commitments shall occur simultaneously with the receipt by any Credit Party of such Net Cash Proceeds. For purposes of this Section 2.6(d), "Net Cash Proceeds" shall mean cash payments received by any Credit Party from the sale, transfer or other disposition of shares of capital stock of US-SEARCH (whether directly or upon a later sale, transfer, collection or other disposition of non-cash proceeds), in each case net of all legal expenses, commissions and other fees and expenses incurred, and any taxes payable and reasonably estimated income taxes, as a consequence of such sale, transfer or other disposition, but only to the extent reserved for, whether or not such reserve is required by GAAP."

     (B) The opening paragraph of Article 6 of the Credit Agreement is hereby amended by adding the parenthetical "(other than US-SEARCH)" after the word "Subsidiaries" appearing therein.

     (C) Section 6.4 of the Credit Agreement is hereby amended by deleting the text set forth in clauses (x), (xi) and (xii) in their entirety and inserting in lieu thereof the following:

          "(x) up to an aggregate principal amount of $5,500,000 loaned to US-SEARCH, on or prior to the Proposed Offering (as defined in Amendment No. 8 to the Credit Agreement), pursuant to convertible notes issued by US-SEARCH to the Borrower, (xi) up to an aggregate amount of $2,750,005 to be paid by the Borrower to US-SEARCH pursuant to the exercise of outstanding warrants, on or prior to the Proposed Offering, to purchase common stock of US-SEARCH; and (xii) other investments in or loans to US-SEARCH by the Borrower in an amount not to exceed $1,000,000, provided, that such investments or loans shall only be permitted hereunder until the expiration of the 5 day-period following the consummation of the Proposed Offering.

     (D) Section 6.7 of the Credit Agreement is hereby amended by adding the words", or sell, transfer or otherwise dispose of shares of capital stock of US-SEARCH held by a Credit Party for consideration other than cash other than in connection with a



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          transaction or series of transactions to which US-SEARCH or US-SEARCH and the stockholders of US-SEARCH are parties and which involves (x) any consolidation or merger of US-SEARCH with or into any other entity or person, or any other corporate reorganization, or (y) any sale, lease or other disposition of all or substantially all of the assets of US-SEARCH" immediately after the parenthetical "(other than permitted transactions between the Borrower and its Subsidiaries)" appearing therein.

     (E) Article 7 of the Credit Agreement is hereby amended by adding the following clause (o) immediately after the end of clause (n) appearing therein:

          "(o) US-SEARCH shall have failed to repay all amounts owed by US-SEARCH to the Borrower as of the date of the consummation of the Proposed Offering (as defined in Amendment No. 8 to the Credit Agreement) (including, without limitation, all deferred management fees payable to the Borrower by US-SEARCH and all loans made by the Borrower to US-SEARCH but excluding any convertible securities such as convertible notes which will convert or shall be exercisable for shares of capital stock of US-SEARCH) within 5 days following the consummation of the Proposed Offering (as described in Amendment No. 8 to the Credit Agreement);"

          Section 3. Conditions to Effectiveness. This Amendment is effective as of the first date on which all of the following conditions precedent have been satisfied in full (the "Effective Date"):

          (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

          (B) the Agent shall have received evidence reasonably satisfactory to the Agent and its counsel, that the Registration Statement relating to the Proposed Offering (i) shall have been declared effective by the Securities and Exchange Commission and (ii) shall provide that a portion of the proceeds received by US-SEARCH in connection with the Proposed Offering shall be used to repay all amounts owed by US-SEARCH to the Borrower (including, without limitation, all deferred management fees payable to the Borrower by US-SEARCH and all loans made by the Borrower to US-SEARCH but excluding any convertible securities such as convertible notes which will convert or shall be exercisable for shares of capital stock of US-SEARCH).

          Section 4. Release. Each of the Lenders and the Agent (on behalf of itself and the Lenders), by its execution hereof, hereby releases as of the Effective Date (i) US-SEARCH from its obligations (including without limitation the obligations of US-SEARCH as a



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Guarantor) under the Credit Agreement, (ii) its Lien in the assets of
US-SEARCH, and (iii) its Lien in the shares of capital stock of US-SEARCH held by the Borrower.

     Section 5. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) notwithstanding the terms of this Amendment, any outstanding shares of capital stock of US-SEARCH held or acquired by a Credit Party (other than US-SEARCH) subsequent to the completion of the Proposed Offering shall remain subject to the limitation on Liens set forth in Section 6.2 of the Credit Agreement;

     (B) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (C) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment. Promptly after the Effective Date, but in no event later than five (5) Business Days, the Agent agrees to execute, on behalf of itself and the Lenders, any UCC financing statements, including releases and termination statements, or other documentation as US-SEARCH of the Borrower may reasonably deem necessary to effect the purposes of the Amendment. No later than two (2) Business Days after the Effective Date, the Agent agrees to return to US-SEARCH or the Borrower, as the case may be, any definitive instruments representing the shares of capital stock or other securities of US-SEARCH and stock powers issued in connection therewith.

     Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.


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        Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

        Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.


                                        BORROWER:

                                        THE KUSHNER-LOCKE COMPANY


                                      By  /s/ DONALD KUSHNER
                                        --------------------------------
                                         Name: Donald Kushner
                                         Title: Co-Chairman & Co-CEO



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                                      GUARANTORS:

                                      KL PRODUCTIONS, INC.
                                      KL INTERNATIONAL, INC.
                                      ACME PRODUCTIONS, INC.
                                      KUSHNER-LOCKE PRODUCTIONS, INC.
                                      THE RELATIVES COMPANY
                                      POST AND PRODUCTION SERVICES, INC.
                                      L-K ENTERTAINMENT, INC.
                                      INTERNATIONAL COURTROOM NEWS SERVICE
                                      FAMILY PICTURES, INC.
                                      TROPICAL HEAT, INC.
                                      KL SYNDICATION, INC.
                                      ANDRE PRODUCTIONS, INC.
                                      TKLC NO. 2, INC.
                                      TWILIGHT ENTERTAINMENT, INC.
                                      KLC FILMS, INC.
                                      KL FEATURES, INC.
                                      KLF GUILD CO.
                                      KLF DEVELOPMENT CO.
                                      KLTV GUILD CO.
                                      KLTV DEVELOPMENT CO.
                                      KUSHNER-LOCKE INTERNATIONAL, INC.
                                      KL INTERACTIVE MEDIA, INC.
                                      DAYTON WAY PICTURES, INC.
                                      DAYTON WAY PICTURES II, INC.
                                      DAYTON WAY PICTURES III, INC.
                                      DAYTON WAY PICTURES IV, INC.
                                      FW COLD CO., INC.

                                      By  /s/ DONALD KUSHNER
                                        --------------------------------
                                         Name: Donald Kushner
                                         Title: Co-Chairman & Co-CEO



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                                            KLC/NEW CITY
                                            By its General Partner
                                            THE KUSHNER-LOCKE COMPANY


                                            By  /s/ DONALD KUSHNER
                                               --------------------------------
                                               Name: Donald Kushner
                                               Title: Co-Chairman & Co-CEO


                                            800-U.S. SEARCH


                                            By  /s/ DONALD KUSHNER
                                               --------------------------------
                                               Name: Donald Kushner
                                               Title:


                                            LENDERS:

                                            THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank), as Agent

                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:


                                            DE NATIONALE INVESTERINGSBANK N.V.

                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:

                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:


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